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                                                                   EXHIBIT 10.53

                       FORM OF PARENT AFFILIATE AGREEMENT


                                 ________, 1998



Corsair Communications, Inc.
3408 Hillview Avenue
Palo Alto, CA  94304
Attention:  Mary Ann Byrnes, CEO


                           Parent Affiliate Agreement

Ladies and Gentlemen:

               Reference is made to the Agreement and Plan of Reorganization, dated as of ________, 1998 (the "Reorganization Agreement"; capitalized terms used and not otherwise defined herein are used herein as defined in the Reorganization Agreement), among Corsair Communications, Inc., a corporation organized under the laws of the State of Delaware ("Parent"), SCI Acquisition Corporation, a corporation organized under the laws of the State of Delaware ("Merger Sub") and a direct wholly owned subsidiary of Parent, and Subscriber Computing, Inc., a corporation organized under the laws of the State of Delaware (the "Company").

               Pursuant to the terms of the Reorganization Agreement, at the Effective Time, outstanding shares of Company Capital Stock will be converted into and become exchangeable for shares of Parent Common Stock on the basis set forth in the Reorganization Agreement.

               The undersigned has been advised that as of the date hereof he may be deemed to be an "affiliate" of Parent, as such term is used in and for purposes of Accounting Series Releases 130 and 135, as amended, and Staff Accounting Bulletins 65 and 76, of the Commission.

               The undersigned understands that the representations, warranties and covenants set forth herein will be relied upon by Parent, stockholders of Parent, the Company and other stockholders of the Company and their respective counsel and accounting firms.

               The undersigned hereby represents and warrants to and agrees with Parent that:


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                      1. The undersigned has full power and authority to execute and deliver this letter agreement and to make the representations and warranties set forth herein and to perform his obligations hereunder;

                      2. The undersigned has carefully read this letter agreement and the Reorganization Agreement and, to the extent the undersigned felt necessary, discussed the requirements of such documents and other applicable limitations upon his ability to sell, transfer, pledge or otherwise dispose of Parent Common Stock with his counsel or counsel for Parent;

                      3. The undersigned is the beneficial owner of (has sole or shared voting or investment power with respect to) the shares of Parent Common Stock and options to purchase Parent Common Stock specified beneath his name on the signature page hereto (the "Parent Securities"). Except for the Parent Securities, the undersigned does not own beneficially any shares of Parent Common Stock or any other equity securities of Parent or any options, warrants or other rights to acquire any equity securities of Parent;

                      4. Any other provisions of this letter agreement to the contrary notwithstanding, during the 30-day period immediately preceding the Effective Time, the undersigned has not engaged and will not engage, and after the Effective Time until such time as results covering at least 30 days of combined operations of the Company and Parent have been published by Parent, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, or 8-K, or any other public filing or announcement which includes such combined results of operations, the undersigned will not engage, in any sale, exchange, transfer, pledge, disposition of or grant of any option, the establishment of any "short" or put-equivalent position with respect to or the entry into or any similar transaction intended to reduce the risk of the undersigned's ownership of or investment in, any of the following:

                         a. any Parent Securities; or

                         b. any shares of Parent Common Stock or any other
                    equity securities of Parent which the undersigned purchases or otherwise acquires after the execution of this letter agreement; and

                      5. As promptly as practicable after the Effective Time, Parent will publish results covering at least 30 days of combined operations of the Company and Parent in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, 8-K, or any other public filing or announcement which includes such combined results of operations; provided, however, that Parent will be under no obligation to publish any such financial information other than with respect to a fiscal quarter of Parent.


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               Execution of this letter agreement should not be considered an admission on the part of the undersigned that he is an affiliate of Parent as described above, or as a waiver of any rights the undersigned may have to object to any claim that he is such an affiliate on or after the date of this letter. This Parent Affiliate Agreement may be executed in one or more counterparts, each of which when executed and delivered, shall be deemed to be an original but all of which taken together shall constitute one and same agreement.


                        Very truly yours,


                        ______________________________________
                        [AFFILIATE]


                        By:___________________________________
                             Name:____________________________
                             Title:___________________________


Number of shares of Parent Common Stock beneficially owned: _________________


Number of shares of Parent Common Stock subject to options, warrants or other rights to acquire Parent Common Stock beneficially owned:____________________


ACCEPTED AND AGREED
     as of ________, 1998:


CORSAIR COMMUNICATIONS, INC.


By:_____________________________________________
     Name: Mary Ann Byrnes
     Title:  President and Chief Executive Officer


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